                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 3, 2005

                           --------------------------

                           STRATOS INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-30869               36-4360035
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)

   7444 WEST WILSON AVENUE, CHICAGO, IL                60706
   (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (708) 867-9600

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 3, 2005, the registrant issued a press release announcing its financial results for its third quarter ended January 31, 2005, which press release is attached hereto as Exhibit 99.1.

      Also on March 3, 2005, the registrant held a conference call to discuss its financial results for the third quarter ended January 31, 2005. The registrant's script for that conference call is attached hereto as Exhibit 99.2.

      The information contained in this report and the exhibits attached hereto are furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      The following exhibits are furnished with this document:

EXHIBIT
NUMBER                         DESCRIPTION OF EXHIBIT
-------                        ----------------------
99.1        Press Release titled "Stratos International Announces Third Quarter
            Results" dated March 3, 2005.

99.2        Script for a Conference Call held by Stratos International, Inc. on
            March 3, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STRATOS INTERNATIONAL, INC.

                                          By: /s/ Barry Hollingsworth
                                              ----------------------------------
                                              Name:  Barry Hollingsworth
                                              Title: Chief Financial Officer

Date: March 7, 2005

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                                  Exhibit Index

EXHIBIT
NUMBER                          DESCRIPTION OF EXHIBIT
-------                         ----------------------
99.1        Press Release titled "Stratos International Announces Third Quarter
            Results" dated March 3, 2005.

99.2        Script for a Conference Call held by Stratos International, Inc. on
            March 3, 2005.

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